UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2023

ROSE HILL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40900	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

981 Davis Drive NW, Atlanta, GA 30327
(Address of principal executive offices) (Zip Code)

(607) 279 2371
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ROSEU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	ROSE	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ROSEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on October 20, 2022, Rose Hill Acquisition Corporation, an exempted company incorporated with limited liability in the Cayman Islands (“Rose Hill”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with Inversiones e Inmobilaria GHC Ltda, a limited liability company organized under the laws of Chile (“Prize”) and, for certain limited purposes, Alejandro García Huidobro Empresario, an individual (“AGH”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement.

On July 17, 2023, Rose Hill, Prize and AGH, entered into Amendment No. 1 to Business Combination Agreement (the “Amendment”), pursuant to which the parties amended the Business Combination Agreement to (i) clarify the amount of shares to be issued by an exempted company formed under the laws of the Cayman Islands with limited liability to serve as “Merger Sub” for all purposes under the Business Combination Agreement, to Prize in connection with the pre-closing restructuring contemplated by the Business Combination Agreement, (ii) permit Prize and AGH to solicit, initiate, enter into or continue discussions, negotiations or transactions with, or encourage or respond to any inquiries or proposals by, or provide any information to, any Person, concerning any merger, consolidation, sale of ownership interests and/or substantial portion of the assets, recapitalization or similar transaction of, by or involving Prize, HoldCo, New PubCo or Merger Sub and terminate the BCA to enter into a definitive agreement with respect to any such transaction, in each case,  until such time as Rose Hill, Prize and applicable investors agree in writing to the key economic terms of subscription agreements with respect to PIPE investments that, if consummated, would result in the receipt of proceeds of at least $50.0 million in the aggregate to New PubCo in connection with the consummation of the Business Combination Agreement ( the “Closing”), and (iii) extend the date by which either Rose Hill, Prize or AGH can terminate the Business Combination Agreement, if the transactions contemplated thereby have not been consummated by such date, from July 18, 2023 to October 18, 2023.

A copy of the Amendment is filed herewith as Exhibit 2.1 and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Important Information about the Business Combination Agreement and Where to Find It

In connection with the Business Combination Agreement, Rose Hill, Prize and/or the combined company intend to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Rose Hill shareholders. Rose Hill, Prize and/or the combined company will also file other documents regarding the Business Combination Agreement with the SEC. Before making any voting or investment decision, investors and security holders of Prize and Rose Hill are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination Agreement as they become available because they will contain important information about the Business Combination Agreement.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Rose Hill, Prize and/or the combined company through the website maintained by the SEC at www.sec.gov.

The documents filed by Rose Hill, Prize and/or the combined company with the SEC also may be obtained free of charge upon written request to Rose Hill Acquisition Corporation, 981 Davis Drive NW, Atlanta, GA 30327 or via email at info@rosehillacq.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Rose Hill, Prize, the combined company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Rose Hill’s shareholders in connection with the Business Combination Agreement. A list of the names of such directors and executive officers, and information regarding their interests in the business combination and their ownership of Rose Hill’s securities are, or will be, contained in Rose Hill’s filings with the SEC, and such information and names of Prize’s directors and executive officers will also be in the registration statement on Form F-4 to be filed with the SEC by Rose Hill, Prize and/or the combined company, which will include the proxy statement of Rose Hill.

No Offer or Solicitation

This Current Report on Form 8-K relates to a Business Combination Agreement between Rose Hill and Prize. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination Agreement between Prize and Rose Hill, including statements regarding the benefits of the Business Combination Agreement, the anticipated timing of the completion of the Business Combination Agreement, Prize’s plans for expansion, Prize’s ability to improve its operations across the value chain and increase its productivity and resilience to climate change, the products offered by Prize and the markets in which it operates, the expected total addressable market for the products offered by Prize, the sufficiency of the net proceeds of the Business Combination Agreement to fund Prize’s operations, expansion plans and other business plans, a potential PIPE offering, Prize’s projected future results and the expected composition of the board of directors of the combined company. These forward-looking statements generally are identified by the words “believe,” “project,” “expected,” “expect,” “targeted,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plans,” “planned,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Business Combination Agreement may not be completed in a timely manner or at all, which may adversely affect the price of Rose Hill’s securities; (ii) the risk that the Business Combination Agreement may not be completed by Rose Hill’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Rose Hill; (iii) the failure to satisfy the conditions to the consummation of the Business Combination Agreement, including the satisfaction of the minimum trust account amount following redemptions by Rose Hill’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination Agreement; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the inability to complete a PIPE offering; (vii) the effect of the announcement or pendency of the Business Combination Agreement on Prize’s business relationships, performance, and business generally; (viii) risks that the Business Combination Agreement disrupts current plans and operations of Prize as a result; (ix) the outcome of any legal proceedings that may be instituted against Prize, Rose Hill or others related to the Business Combination Agreement and the transactions contemplated therein; (x) the ability of the combined company to meet Nasdaq listing standards at or following the Closing; (xi) the ability to recognize the anticipated benefits of the Business Combination Agreement, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Prize operates, variations in performance across competitors, changes in laws and regulations affecting Prize’s business and the ability of Prize and the combined company to retain its management and key employees; (xii) the ability to implement business plans, forecasts, and other expectations after the Closing, gauge and adapt to industry or market trends and changing consumer preferences, and identify and realize additional opportunities; (xiii) the risk of adverse or changing economic conditions, including the impact of pricing and other actions by Prize’s competitors; (xiv) the impact of governmental trade restrictions, including adverse governmental regulation that may impact Prize’s ability to access certain markets or continue to operate in certain markets; (xv) the risk that Prize and its current and future growers and retailers have access to sufficient liquidity to fund their operations; (xvi) the risk that Prize will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the combined company experiences difficulties in managing its growth and expanding operations; (xviii) the availability of sufficient labor during Prize’s peak growing and harvesting seasons; (xix) the risk of changing consumer preferences or consumer demand for products such as those offered by Prize; (xx) the impact of crop disease; (xxi) the risk that Prize is unable to secure or protect its intellectual property; and (xxii) costs related to the Business Combination Agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed or to be filed by Rose Hill, Prize and/or the combined company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Rose Hill and Prize assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Rose Hill nor Prize gives any assurance that Rose Hill, Prize or the combined company will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
2.1	Amendment No. 1 to Business Combination Agreement, dated as of July 17, 2023, by and among Rose Hill, Prize and AGH
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE HILL ACQUISITION CORPORATION

	By:	/s/ Albert Hill IV
Name: Albert Hill IV
Title: Co-Chief Financial Officer and Director

Date: July 19, 2023